UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 12, 2005

THE NEPTUNE SOCIETY, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-31182	59-2492929

(Commission file number)	(I.R.S. Employer Identification No.)

4312 Woodman Avenue, Third Floor
Sherman Oaks, California 91423

(Address of Principal Executive Offices and Zip Code)

Telephone (818) 953-9995

(Registrant's telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 1.01   Entry into a Material Definitive Agreement

Employment Agreements

In keeping with the departure of Neptune’s Chairman and Chief Executive Officer (as previously announced on February 8, 2005) and the promotion of Jerry Norman as Chief Executive Officer (also announced on February 8, 2005), the Board of Directors of the Company has focused efforts on securing long term employment agreements with its key officers to assure continuity and enable the Company to execute its business plan.

Accordingly, on April 12, 2005, The Neptune Society, Inc., a Florida corporation (“Neptune Society” or the “Company”), entered into employment agreements with the following executive officers: Jerry Norman, President and Chief Executive Officer; Daniel Solberg, Chief Financial Officer, Secretary and Treasurer; James Ford, Chief Operating Officer; and Gary Harris, the National Sales Manager of the Company.

The terms of the Employment Agreements are summarized as follows:

Jerry Norman Employment Agreement

Neptune Society entered into an employment agreement, effective as of February 8, 2005, with Jerry Norman to serve as President and Chief Executive Officer of the Neptune Society. The employment agreement supersedes the employment agreement between Neptune Society and Mr. Norman dated February 1, 2004, as amended February 7, 2005.

Term: The Agreement shall become effective on February 8, 2005, and shall continue until February 7, 2008 unless terminated upon mutual consent of Mr. Norman and the Company, or until termination by Mr. Norman or the Company in accordance with the agreement.

Compensation: Mr. Norman is to perform all duties incident to his position and other duties as may reasonably be required from time to time by the Board of Directors for an annual salary of $222,000 and executive benefits including health insurance benefits and a monthly housing allowance of $4,000.

Annual Bonus: Mr. Norman is also eligible to receive, conditioned on the Employee being employed by the Company on December 31st of the applicable year, an annual bonus of up to a maximum of 100% of the Employee’s annual compensation. The Annual Bonus shall be calculated based on achievement of yearly goals to be set by the Board of Directors on or before December 31st of each year. The Annual Bonus, if any, shall be paid to the Employee on or before March 31stof the calendar year following the year in which the goals are achieved even if the Employee is no longer employed by the Company on March 31st.

Stock Options: Mr. Norman shall retain the 150,000 stock options granted pursuant to the employment agreement dated February 1, 2004. The attached contract also addresses vesting schedules and the potential relinquishment of shares in the event the Company does not go private.

Long Term Incentive: Neptune Society and Mr. Norman agree that Neptune Society would grant to Mr. Norman a Long Term Incentive, in part, as replacement consideration for Mr. Norman’s agreement to relinquish 50,000 of the 150,000 options in the event that the Company does not become privately owned by December 31, 2005. In addition to the annual compensation, Mr. Norman shall earn a one-time bonus equal to 1.5% of the Increased Value (the “Bonus Amount”). The Bonus Amount shall be paid in full within ninety (90) days of the Termination Date.

No Bonus Amount shall be earned by Mr. Norman or be payable hereunder in the event that:

(a)	Mr. Norman is terminated for cause; or

(b)	During the Employment Period, the Value of the Company has not increased by a minimum of 15% per year (as averaged over the Employment Period).

Termination: The employee shall be entitled to terminate the agreement, at any time by giving 4 weeks’ written notice. The Company shall be entitled to terminate the agreement at any time without cause by giving the employee four (4) weeks’ notice in writing of the termination. In the event that employee’s employment is terminated without cause, the Company shall pay to employee (i) any salary and accrued vacation pay earned but unpaid as of the date of termination; (ii) a severance payment in an amount equal to seven months of the annual salary if during the first year of this Agreement or eight months of the annual salary if during the second or third year of this Agreement; (iii) the Bonus Amount; and (iv) any Annual Bonus earned by the Employee but unpaid on the date of termination.

Daniel Solberg Employment Agreement

Neptune Society entered into an employment agreement, effective as of March 1, 2005, with Daniel Solberg to serve as Chief Financial Officer, Secretary and Treasurer of the Neptune Society. The employment agreement supersedes the employment agreement between Neptune Society and Mr. Solberg dated June 1, 2004.

Term: The agreement shall become effective on the 1st day of March 2005, and shall continue until February 28, 2008 unless terminated upon mutual consent of Mr. Solberg and the Company, or until termination by Mr. Solberg or the Company in accordance with the agreement. The agreement may be renewed for one additional 12 month term by the Company commencing March 1, 2008, upon 90 days notice prior to the end of the term.

Compensation: Mr. Solberg is to perform all duties incident to his position and other duties as may reasonably be required from time to time by the CEO and Board of Directors for an annual salary of $200,000 and executive benefits including health insurance benefits and a monthly housing allowance of $1,000.

Annual Bonus: Mr. Solberg is also eligible to receive, conditioned on the Employee being employed by the Company on December 31st of the applicable year, an annual bonus of up to a maximum of 100% of the Employee’s annual compensation. The Annual Bonus shall be calculated based on achievement of yearly goals to be set by the Board of Directors on or before December 31st of each year. The Annual Bonus, if any, shall be paid to the Employee on or before March 31st of the calendar year following the year in which the goals are achieved even if the Employee is no longer employed by the Company on March 31st.

Stock Options: Mr. Solberg shall retain the stock options granted under the Employment Agreement between the Company and the Employee dated June 1, 2004; however, the period of time that Employee shall be entitled to exercise those options shall be extended through and including May 31, 2008.

Long Term Incentive: Mr. Solberg shall be entitled to earn a Long Term Incentive equal to 1.5% of the Increased Value (the “Bonus Amount”). The Bonus Amount shall be paid in full within ninety (90) days of the Termination Date.

No Bonus Amount shall be earned by Mr. Solberg or be payable hereunder in the event that:

(a)	Mr. Solberg is terminated for cause; or

(b)	During the Employment Period, the Value of the Company has not increased by a minimum of 15% per year (as averaged over the Employment Period).

Termination: The employee shall be entitled to terminate the agreement, at any time by giving 4 weeks’ written notice. The Company shall be entitled to terminate the agreement at any time without cause by giving employee four (4) weeks’ notice in writing of the termination. In the event that employee’s employment is terminated without cause, the Company shall pay to employee (i) any salary and accrued vacation pay earned but unpaid as of the date of termination; (ii) a severance payment in an amount equal to six months of the annual salary; (iii) the Bonus Amount; and (iv) any Annual Bonus earned by the Employee but unpaid on the date of termination.

James Ford Employment Agreement

Neptune Society entered into an employment agreement, effective as of March 1, 2005, with James Ford to serve as Chief Operating Officer of the Neptune Society. The employment agreement supersedes the employment agreement between Neptune Society and Mr. Ford dated September 1, 2004, as amended on February 7, 2005.

Term: The agreement shall become effective on March 1, 2005, and shall continue until February 28, 2008 unless terminated upon mutual consent of Mr. Ford and the Company, or until termination by Mr. Ford or the Company in accordance with the agreement.

Compensation: Mr. Ford is to perform all duties incident to his position and other duties as may reasonably be required from time to time by the C.E.O., C.F.O. or President for an annual salary of $170,000 during the first year of this agreement, $176,800 during the second year of this agreement, and $183,872 during the third year of this agreement.

Annual Bonus: Mr. Ford is also eligible to receive, conditioned on the Employee being employed by the Company on December 31st of the applicable year, an annual bonus of up to a maximum of 60% of the Employee’s annual compensation. The Annual Bonus shall be calculated based on achievement of yearly goals to be set by the Board of Directors on or before December 31st of each year. The Annual Bonus, if any, shall be paid to the Employee on or before March 31st of the calendar year following the year in which the goals are achieved even if the Employee is no longer employed by the Company on March 31st.

Long Term Incentive: Mr. Ford shall be entitled to earn a Long Term Incentive equal to 0.75% of the Increased Value (the “Bonus Amount”). The Bonus Amount shall be paid in full within ninety (90) days of the Termination Date.

No Bonus Amount shall be earned by Mr. Ford or be payable hereunder in the event that:

(a)	Mr. Ford is terminated for cause; or

(b)	During the Employment Period, the Value of the Company has not increased by a minimum of 15% per year (as averaged over the Employment Period).

Termination: The employee shall be entitled to terminate the agreement, at any time by giving 4 weeks’ written notice. The Company shall be entitled to terminate the agreement at any time without cause by giving employee four (4) weeks’ notice in writing of the termination. In the event that employee’s employment is terminated without cause, the Company shall pay to employee (i) any salary and accrued vacation pay earned but unpaid as of the date of termination; (ii) a severance payment in an amount equal to six months of the annual salary; (iii) the Bonus Amount; and (iv) any Annual Bonus earned by the Employee but unpaid on the date of termination.

Gary Harris Employment Agreement

Neptune Society entered into an employment agreement, effective as of March 1, 2005, with Gary Harris to serve as the National Sales Manager of the Neptune Society. The employment agreement supersedes the employment agreement between Neptune Society and Mr. Harris dated February 1, 2004.

Term: The agreement shall become effective on March 1, 2005, and shall continue until February 28, 2008 unless terminated upon mutual consent of Mr. Harris and the Company, or until termination by Mr. Harris or the Company in accordance with the agreement.

Compensation: Mr. Harris is to perform all duties incident to his position and other duties as may reasonably be required from time to time by the C.E.O., C.O.O. or President for an annual salary of US $75,000 and an override of $10 on each Pre-Need Contract sold. During the term of this Agreement, Mr. Harris will be provided with a vehicle which is paid for and insured by the Company, at a lease rate capped at $1,000 per month.

Annual Bonus: Mr. Harris is also eligible to receive, conditioned on the employee being employed by the Company on December 31st of the applicable year, an annual bonus of up to a maximum of 10% of the Employee’s annual compensation. The Annual Bonus shall be calculated based on achievement of yearly goals to be set by the Board of Directors on or before December 31st of each year. The Annual Bonus, if any, shall be paid to the Employee on or before March 31st of the calendar year following the year in which the goals are achieved even if the Employee is no longer employed by the Company on March 31st.

Stock Options: Mr. Harris shall retain the stock options granted under the Employment Agreement between the Company and the Employee dated June 1, 2004; however, the time period that Employee shall be entitled to exercise those options shall be extended through and including May 31, 2008.

Long Term Incentive: Mr. Harris shall be entitled to earn a Long Term Incentive equal to 0.75% of the Increased Value (the “Bonus Amount”). The Bonus Amount shall be paid in full within ninety (90) days of the Termination Date.

No Bonus Amount shall be earned by Mr. Harris or be payable hereunder in the event that:

(a)	Mr. Harris is terminated for cause; or

(b)	During the Employment Period, the Value of the Company has not increased by a minimum of 15% per year (as averaged over the Employment Period).

Termination: The employee shall be entitled to terminate the agreement, at any time by giving 4 weeks’ written notice. The Company shall be entitled to terminate the agreement at any time without cause by giving employee four (4) weeks’ notice in writing of the termination. In the event that employee’s employment is terminated without cause, the Company shall pay to employee (i) any salary and accrued vacation pay earned but unpaid as of the date of termination; (ii) a severance payment in an amount equal to six months of the salary; (iii) the Bonus Amount; and (iv) any Annual Bonus earned by the Employee but unpaid on the date of termination.

Item 1.02  Termination of a Material Definitive Agreement

On April 12, 2005, Neptune Society terminated existing employment agreements and entered into new employment agreements with the following executive officers: Jerry Norman, President and Chief Executive Officer; Daniel Solberg, Chief Financial Officer, Secretary and Treasurer; James Ford, Chief Operating Officer; and Gary Harris, the National Sales Manager of the Company.

Item 9.01  Financial Statements and Exhibits

Exhibits

Number	Description

10.1	Employment Agreement between Neptune Society and Jerry Norman, President and Chief Executive Officer

10.2	Employment Agreement between Neptune Society and Daniel Solberg, Chief Financial Officer, Secretary and Treasurer

10.3	Employment Agreement between Neptune Society and James Ford, Chief Operating Officer

10.4	Employment Agreement between Neptune Society and Gary Harris, the National Sales Manager of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEPTUNE SOCIETY, INC.

Date: April 18, 2005
/s/ Dan Solberg
Name: Dan Solberg Title: Chief Financial Officer